                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  Akorn, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          PRELIMINARY PROXY MATERIALS

                                  AKORN, INC.

                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089
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                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD [JUNE 10, 2004]
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF AKORN, INC.:

       You are cordially invited to attend the 2004 annual meeting of shareholders of Akorn, Inc. ("Akorn" or the "Company") to be held at [
a.m.], local time, on [JUNE 10, 2004] at [                                    ]
            for the following proposals, as more fully described in the accompanying proxy statement:

       1.  To elect six directors to the Board of Directors.

       2. To approve an amendment to Akorn's Articles of Incorporation to increase the authorized number of shares of common stock from 40,000,000 to 150,000,000.

       3.  To approve the adoption of the Akorn, Inc. 2003 Stock Option Plan.

       4. To ratify the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP as independent auditors of Akorn for its fiscal year ending December 31, 2004.

       5. To transact such other business as may properly come before the meeting or any adjournments thereof.

       The record date for the determination of the shareholders entitled to vote at the meeting or at any adjournment thereof is the close of business on
[           ], 2004. A list of shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the
meeting, at the location of the meeting on [           ], 2004, and during
ordinary business hours for ten days prior to the meeting at our principal offices located at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089.

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR PROPOSALS OUTLINED IN THE PROXY STATEMENT. Please refer to the proxy statement for detailed information on each of the proposals.

                                       By Order of the Board of Directors

                                       Arthur S. Przybyl
                                       President and Chief Executive Officer

Buffalo Grove, Illinois
[           , 2004]

       It is important that your shares be represented at the meeting regardless of the number of shares you hold. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                                  AKORN, INC.
                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD [JUNE 10, 2004]

           QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

WHY HAVE I RECEIVED THESE MATERIALS?

       The accompanying proxy statement and the enclosed proxy card, were sent to you because the Board of Directors of Akorn, Inc. is soliciting your proxy to vote at the annual meeting of shareholders to be held on [JUNE 10, 2004]. You are cordially invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. Akorn intends to mail this
proxy statement and accompanying proxy card on or about [            ], 2004 to
all shareholders entitled to vote at the annual meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

       Shareholders of record as of the close of business on [           ], 2004
will be entitled to vote at the annual meeting. On [           ], 2004, there
were (i) [19,987,137] shares of common stock outstanding and entitled to vote, and (ii) 257,172 shares of Series A 6.0% Participating Convertible Preferred Stock ("Preferred Stock") outstanding and entitled to vote.

     Shareholder of Record: Shares Registered in Your Name

       If on [           ], 2004, you were a "record" shareholder of common
stock (that is, if you held common stock or Preferred Stock in your own name in Akorn's stock records maintained by our transfer agent, Computershare Investor Services, LLC ("Computershare")), you may vote in person at the annual meeting or by proxy. Whether or not you intend to attend the annual meeting, we encourage you to complete and sign the accompanying proxy card and mail it to Akorn to ensure your vote is counted.

     Beneficial owner: Shares Registered in the Name of a Broker or Bank

       If on [           ], 2004, you were the beneficial owner of shares of
common stock held in "street name" (that is, a shareholder who held common stock through a broker or other nominee) then these materials are being forwarded to you by the broker or other nominee. You may direct your broker or other nominee how to vote your shares of common stock. However, you will have to obtain a proxy form from the institution that holds your shares and follow the voting instructions on the form. If you wish to attend the annual meeting and vote in person, you may not do so unless you first obtain a legal proxy issued in your name from your broker or other nominee.

WHAT AM I VOTING ON?

       There are four matters scheduled for a vote:

       - Election of six directors;

       - Approval of the Akorn, Inc. 2003 Stock Option Plan;

       - Approval of an amendment to the Akorn, Inc. Articles of Incorporation to increase the authorized shares of common stock from 40,000,000 to 150,000,000; and

       - Ratification of the selection by the Audit Committee of the Board of Directors of BDO Seidman LLP as independent auditors of Akorn for its fiscal year ending December 31, 2004.

HOW DO I VOTE?

       You may either vote "FOR" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. Form each of the other matters to be voted on, you may vote "FOR" or "AGAINST" or abstain from voting.

     Shareholder of Record: Shares Registered in Your Name

       If you are a shareholder of record, you may vote in person at the annual meeting, or you may vote by proxy using the enclosed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

       - To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

       - To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

     Beneficial Owner: Shares Registered in the Name of Broker or Bank

       If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Akorn. In order to vote, complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

HOW MANY VOTES DO I HAVE?

       Each share of common stock is entitled to one vote with respect to each matter to be voted on at the annual meeting. Each share of Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which a share of Preferred Stock can be converted on the record date. On
[           ], 2004 each share of Preferred Stock was convertible into
[           ] shares of common stock, and, therefore, each share of Preferred
Stock is entitled to [           ] votes with respect to each matter to be voted
on at the annual meeting.

WHAT CONSTITUTES A QUORUM FOR PURPOSES OF THE ANNUAL MEETING?

       A quorum of shareholders is necessary to hold a valid meeting. The presence at the annual meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of common stock and Preferred Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?

       Unless you give other instructions on your proxy card, the persons named as proxy on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

       - FOR the proposal to elect the nominated Directors set forth on page 4;

       - FOR the proposal to approve the amendment of Akorn's Articles of Incorporation to increase the authorized shares of common stock from 40,000,000 to 150,000,000, as set forth on page 6;

       - FOR the adoption of the Akorn, Inc. 2003 Stock Option Plan, as set forth on page 8; and

       - FOR the ratification of the selection by the Audit Committee of BDO Seidman, LLP as independent auditors of Akorn for its fiscal year ending December 31, 2004, as set forth on page 11.

       With respect to any other matter that properly comes before the annual meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion. At the date this proxy statement went to press, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the annual meeting.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

       If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all six nominees for director, "For" the adoption of the Akorn, Inc. 2003 Stock Option Plan, "For" the amendment to Akorn's Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 150,000,000 shares, and "For" the selection of BDO Seidman LLP as independent auditors of Akorn for its fiscal year ending December 31, 2004. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

       The election of directors requires the affirmative vote of a plurality of the votes cast at the annual meeting by shares represented in person or by proxy and entitled to vote for the election of directors. A plurality means the highest number of "For" votes. Therefore, the six nominees receiving the most proper "For" votes will be elected. Broker non-votes will have no effect on the outcome.

       The amendment of our Articles of Incorporation to increase the authorized shares of common stock from 40,000,000 to 150,000,000 shares must receive a "For" vote from the majority of the outstanding shares either in person or by proxy. If you "Abstain" from voting shares, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as "Against" votes.

       The approval of the Akorn, Inc. 2003 Stock Option Plan requires a "For" vote from a majority of the shares represented in person or by proxy and entitled to vote on the matter for approval. If you "Abstain" from voting shares, it will have the same effect as an "Against" vote. Broker non-votes will have no effect on the outcome.

       The ratification of the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP as independent auditors of Akorn for its fiscal year ending December 31, 2004, requires a "For" vote from a majority of the shares represented in person or by proxy and entitled to vote on the matter for approval. If you "Abstain" from voting shares, it will have the same effect as an "Against" vote. Broker non-votes will have no effect on the outcome.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

       Yes. After you have submitted a proxy card, you may change your vote at any time before the proxy card is exercised in one of three ways:

       - You may submit a written notice of revocation to Akorn's Secretary at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089.

       - You may submit a proxy bearing a later date.

       - You may attend the annual meeting and vote in person. Attendance at the meeting will not, by itself, revoke a proxy.

WHO WILL BEAR THE EXPENSE OF SOLICITING PROXIES IN CONNECTION WITH THIS PROXY STATEMENT?

       Akorn will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. Our employees will not receive any additional compensation for participating in proxy solicitation. We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

IS THERE ANY INFORMATION THAT I SHOULD KNOW ABOUT FUTURE ANNUAL MEETINGS?

     Shareholder Proposals

       Any shareholder who intends to present a proposal at the 2005 annual meeting of shareholders (the "2005 Annual Meeting") must deliver the proposal to Akorn's Corporate Secretary at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089 not later than December 27, 2004, if the proposal is to be submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

       If a shareholder proposal is received after March 12, 2005, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2005 Annual Meeting of Shareholders.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

       It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare, located at 2 North La Salle Street, Chicago, Illinois 60602, and may be reached at
1-800-[     -     ].

                       PROPOSAL 1. ELECTION OF DIRECTORS

       On November 6, 2003, our Board held a meeting at our principal office to discuss, among other items, the composition of the Board. At the meeting, the Board amended our Bylaws to increase the number of our directors from five to six. The Board has nominated six candidates for election at the annual meeting and recommends that shareholders vote FOR the election of all six nominees. Each of the nominees listed below is currently a director of Akorn. Messrs. Przybyl, Waney and Treppel were elected to the Board in November 2003. If elected at the annual meeting, each of these nominees would serve until the 2005 annual meeting and until his or her successor is elected and has qualified, or until the director's death, resignation or removal. We encourage our directors and nominees for directors to attend our annual meetings of shareholders.

       Directors are elected by a plurality of the votes properly cast in person or by proxy. The six nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the unanticipated event that one or more of such nominees is unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board. Each person nominated for election has agreed to serve if elected. Akorn has no reason to believe that any nominee will be unable to serve.

       The following table and narrative description sets forth, as of March 30, 2004, the age, principal occupation and employment, position with us, directorships in other public corporations, and year first elected as one of our directors, of each individual nominated for election as director at the annual meeting. Unless otherwise indicated, each nominee has been engaged in the principal occupation or occupations described below for more than the past five years.

                                                  Director
Name                                        Age    Since            Present Position with Akorn
----                                        ---   --------          ---------------------------
John N. Kapoor, Ph.D......................  59      1991     Chairman of the Board
Arthur S. Przybyl.........................  47      2003     President, Chief Executive Officer,
                                                             Director
Jerry N. Ellis*#sec.......................  66      2001     Director
Ronald M. Johnson*sec.....................  58      2003     Director
Jerry I. Treppel*#sec.....................  49      2003     Director
Arjun C. Waney#sec........................  63      2003     Director

------------------------

*  Member of the Audit Committee. Mr. Ellis is Chair of the committee.

# Member of the Compensation Committee. Mr. Waney is Chair of the committee.

sec. Member of the Nominating and Corporate Governance Committee. Mr. Treppel is Chair of the committee.

John N. Kapoor, Ph.D. Dr. Kapoor has served as our Chairman of the Board since May 1995 and from December 1991 to January 1993. Dr. Kapoor served as our Chief Executive Officer from March 2001 to December 2002. Dr. Kapoor also served as our acting Chairman of the Board from April 1993 to May 1995 and as our Chief Executive Officer from May 1996 to November 1998. Dr. Kapoor serves as Chairman of the Board of Option Care, Inc. (an infusion services and supplies company) and was Chief Executive Officer of Option Care, Inc. from August 1993 to April 1996. Dr. Kapoor is the president of E.J. Financial Enterprises, Inc. (a health care consulting and investment company) and has served as Chairman of the Board of NeoPharm, Inc. (a biopharmaceutical company) since July 1990. Dr. Kapoor is the Chairman of the board of First Horizon Pharmaceutical Corporation (a distributor of pharmaceuticals) and of Introgen Therapeutics, Inc. (a gene therapy company).

Arthur S. Przybyl. Mr. Przybyl has served as our President and Chief Executive Officer since February 2003 and as one of our directors since his appointment by the Board in November of 2003. Previously, Mr. Przybyl served as President and Chief Operating Officer beginning September 2002. Mr. Przybyl joined Akorn in August 2002 as senior vice president of sales and marketing and served as interim Chief Executive Officer from January to February of 2003. Prior to joining Akorn, Mr. Przybyl served as president and chief executive officer for Hearing Innovations Inc., an innovative, start-up developer of medical devices for the profoundly deaf and tinnitus markets. Before that, he served as president and chief operating officer for Bioject, Inc., a NASDAQ company specializing in needle-free technology. Mr. Przybyl is also a director of Novadaq Technologies, Inc., a privately held research company.

Jerry N. Ellis. Mr. Ellis has served as a Director of Akorn since 2001. Mr. Ellis is an Adjunct Professor in the Department of Accounting at The University of Iowa. Mr. Ellis was a consultant to Arthur Andersen, LLP ("Arthur Andersen") from 1994 to 2000 and a Partner at Arthur Andersen in the Dallas, Madrid and Chicago offices from 1973 to 1994. Mr. Ellis is a director of First Horizon Pharmaceutical Corporation (a distributor of pharmaceuticals). Mr. Ellis holds a BA in Economics and an MBA from the University of Iowa. Mr. Ellis is a Certified Public Accountant.

Ronald M. Johnson. Mr. Johnson was appointed as one of our directors by the Board on March 22, 2003. Mr. Johnson is currently Executive Vice President of Quintiles Consulting, a company which provides consulting services to pharmaceutical, medical device, biologic and biotechnology industries in their efforts to meet the regulatory requirements of the FDA. Prior to joining Quintiles in 1997, Mr. Johnson spent thirty years with the FDA holding various senior level positions primarily in the compliance and enforcement areas.

Jerry I. Treppel. Mr. Treppel was appointed by the Board as a director on November 6, 2003. Mr. Treppel is the Managing Member of Wheaten Capital Management LLC, a capital management company focusing on investment in the health care sector. Over the past 15 years, Mr. Treppel was an equity research analyst focusing on the specialty pharmaceuticals and generic drug sectors at several investment banking firms including Banc of America Securities, Warburg Dillon Read LLC (now UBS), and Kidder, Peabody & Co. He previously served as a healthcare services analyst at various firms, including Merrill Lynch & Co. He also held administrative positions in the healthcare services industry early in his career. Mr. Treppel is a current member of the Board of Able Laboratories Inc., a generic drug company, and of Cangene, a Canadian biotechnology company. Mr. Treppel holds a BA in Biology from Rutgers College in New Brunswick, N.J., an MHA in Health Administration from Washington University in St. Louis, Mo., and an MBA in Finance from New York University. Mr. Treppel has been a Chartered Financial Analyst (CFA) since 1988.

Arjun C. Waney. Mr. Waney was appointed as one of our directors by the Board on November 6, 2003. Mr. Waney is Managing Director and the principal shareholder of Argent Fund Management Ltd., a UK-based fund management firm that manages First Winchester Investments Ltd., an offshore fund specializing in U.S. equities. Mr. Waney has over thirty years experience in the U.S. capital markets in connection with various investment funds. In 1965, he founded Import Cargo Inc. and Cost Less Imports Inc., multi-store retail operations in the U.S. and Europe, respectively, that were sold in succession to Pier 1 Imports Inc. In 1973, Mr. Waney founded Beeba's Creations Inc., now known as Nitches Inc., a U.S. apparel importer and wholesaler that went public in 1982. Mr. Waney is a significant shareholder of Akorn, and may be deemed to beneficially own more than 10% of the outstanding shares of Akorn's common stock.

       Under agreements between us and the John N. Kapoor Trust dated 9/20/89, an entity controlled by Dr. John N. Kapoor, our Chairman of the Board (the "Kapoor Trust"), the Kapoor Trust is entitled to designate two individuals to be nominated and recommended by our Board for election as a director. As of the date of this Proxy Statement, the Kapoor Trust has designated only Dr. Kapoor for this purpose, and is not expected to designate a second individual for nomination as a director prior to the annual meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES IN PROPOSAL 1.

    PROPOSAL 2. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO
                                  150,000,000.

       At the annual meeting, you will be asked to approve an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 150,000,000. A copy of the proposed Articles of Amendment to the Articles of Incorporation is attached hereto as Appendix "A." The Board believes the authorization of the additional capital stock is beneficial for various reasons described below.

       As of [           ], 2004, [19,987,137] shares of common stock were
issued and outstanding. Of the remaining [20,012,863] shares of common stock
that are presently authorized but unissued, approximately [           ] shares
are reserved, or are to be reserved, for issuance as follows: (i) [           ]
shares for issuance under our stock option plans and (ii) [           ] shares
for issuance under our employee stock purchase plan. As of [           ], 2004,
we have granted options for [           ] shares of stock, and anticipate we
will, from time to
time, grant additional options for the remaining balance of the shares of common stock reserved for issuance under our stock option plans.

       Additionally, under the Exchange Transaction described in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" on page [ ], we have agreed to issue up
to an aggregate of approximately [           ] shares, of which up to
approximately [           ] are to be issued upon conversion of the Preferred
Stock and up to approximately 9,809,000 are to be issued upon exercise of the Warrants, subject to anti-dilution adjustments. "Preferred Stock" and "Warrants" shall have the meaning set forth in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

       The Preferred Stock is convertible at any time into a number of shares of common stock equal to the quotient obtained by dividing (x) an amount equal to $100 per share, as may be adjusted from time to time as set forth in our Articles of Amendment to the Articles of Incorporation (the "Articles of Amendment"), plus any accrued but unpaid dividends by (y) $0.75, as such numbers may be adjusted from time to time pursuant to the terms of the Articles of
Amendment. As of [           ], 2004, the Preferred Stock is convertible into
approximately [           ] shares of common stock, or more if the conversion
price is adjusted pursuant to anti-dilution provisions. In the event all of the Preferred Stock were converted into the maximum number of shares of common stock possible, and all of the Warrants we granted that are outstanding currently are
exercised, a total of approximately [           ] shares of common stock will be
issued in connection with the Exchange Transaction.

CONSEQUENCES OF FAILURE TO RECEIVE SHAREHOLDER APPROVAL

       As noted above, we currently do not have sufficient shares of common stock authorized for the conversion of the Preferred Stock and the Warrants. If Shareholder Approval has not been received by October 7, 2004, the rate at which the Preferred Stock accrues dividends will increase from 6.0% to 10.0% per annum until Shareholder Approval has been received and sufficient shares of common stock are authorized and reserved. Further, if Shareholder Approval has not been received and sufficient shares of common stock reserved by October 31, 2011, we are required to redeem the Preferred Stock for an amount equal to $100 per share, as may be adjusted from time to time as set forth in the Articles of Amendment, plus all accrued but unpaid dividends on such shares.

ADDITIONAL SHARES OF CAPITAL STOCK FOR FUTURE ISSUANCE

       Our Articles of Incorporation, presently authorize 45,000,000 shares of capital stock of which 40,000,000 shares consist of common stock and 5,000,000 shares consist of preferred stock.

       If the proposed amendment is approved, the additional authorized shares of common stock will be identical in all respects to the presently authorized shares of common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock.

       The Board believes that an increase in the number of authorized shares of common stock is desirable in order to provide us with shares which will be available for issuance from time to time, without further action or authorization by the shareholders, as needed for such proper corporate purposes as may be determined by the Board of Directors.

       Such corporate purposes might include, among other things, our ability to fulfill our current obligations under the Preferred Stock and Warrants presently outstanding and stock option plans presently outstanding and proposed in this Proxy Statement, the raising of capital funds through private or public offerings, the acquisition by

Akorn of other companies, declaration of stock splits or stock dividends, the issuance of stock under options granted or to be granted under various stock incentive plans or other benefit plans for our employees and non-employee directors and the issuance of stock under warrants granted or to be granted in the future.

       The additional shares of common stock that would become available for issuance if this proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of Akorn. For example, without further shareholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

       Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at Akorn), nevertheless, shareholders should be aware that approval of this proposal could facilitate future efforts by Akorn to deter or prevent changes in control of Akorn, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

       If the amendment is adopted, it will become effective upon filing of an Articles of Amendment to the Articles of Incorporation of Akorn with the Secretary of State of the State of Louisiana. The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this amendment to Akorn's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

AVAILABLE INFORMATION

       Copies of the documents executed in connection with the Exchange Transaction were filed as exhibits to our report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2003. Copies of each of the foregoing documents may also be obtained, without charge, from the Office of our Secretary at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089.

       OUR BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

           PROPOSAL 3. ADOPTION OF AKORN, INC. 2003 STOCK OPTION PLAN

PURPOSE OF PROPOSAL

       The Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program ("1988 Plan") under which any of our officers or key employees were eligible to receive stock options as designated by our Board, and the Akorn, Inc. 1991 Stock Option (the "1991 Directors' Plan") under which options were issuable to our directors, expired on November 2, 2003, and December 7, 2001, respectively. On November 6, 2003, the Board adopted the Akorn, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"). The Board believes that the 2003 Stock Option Plan will help us continue to attract and retain quality employees, officers, directors and consultants. Under the 2003 Stock Option Plan we may issue up to an aggregate total of 5,000,000 incentive or non-qualified options to purchase Akorn common stock. As of March 31, 2004, we have issued options under the 2003 Stock Option Plan to purchase a total of 1,224,500 shares of common stock. These options have been granted subject to the approval of the 2003 Stock Option Plan by our shareholders. A copy of the 2003 Stock Option Plan is attached hereto as Appendix B.

ELIGIBLE PARTICIPANTS

       All of our directors, officers and employees, all of the directors, officers and employees of any parent or subsidiary that we may have, and certain of our or any such parent's or subsidiary's consultants shall be eligible to receive options under the Plan. We do not currently have any parent organization. We have one wholly owned subsidiary named Akorn (New Jersey), Inc. The selection of recipients of options shall be within the sole and absolute discretion of the Board, or a committee of two or more members appointed by the Board (the "Committee") who are independent directors under Nasdaq Marketplace Rules and an outside director as defined in Treasury Regulation Section 1.162-27(e)(3). The Board or the Committee, as appropriate, shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"). Incentive Options shall only be granted to our employees, or the employees of our parent or subsidiary, and shall be subject to the special limitations set forth in the 2003 Stock Option Plan attributable to Incentive Options. No person shall be granted more than 500,000 options in any one-year period. For purposes of this Proposal 3, all further references to "Committee" shall indicate both the Board and Committee, whichever has been designated to govern the 2003 Stock Option Plan.

SHARES AVAILABLE

       An aggregate of 5,000,000 shares of common stock are authorized for issuance under the 2003 Stock Option Plan. As of March 31, 2004, options to purchase a total of 1,224,500 shares of common stock have been issued under the 2003 Stock Option Plan of which none have been exercised.

STOCK OPTIONS

       Stock options are granted pursuant to stock option agreements, the terms of which are set by the Committee. The exercise price of options shall be determined by the Committee, subject to the following rules: (i) the exercise price of any Incentive Option shall not be less than the fair market value of our common stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any option granted to any person who owns more than 10% of the total combined voting power of all classes of our stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of our common stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of our common stock, as determined by the Committee, on the date of grant of such option. In the event that the fair market value of the price of our common stock declines below the price at which the option is granted, the Committee shall have the discretion and authority to cancel, reduce, or otherwise modify the price of any unexercised option, including, but not limited to, a regrant of the option at a new price more commensurate with the fair market value of the stock. The Committee must receive the approval of the Board before any such action is taken. The closing price of our common stock on March 15, 2004 was $3.35 per share as quoted on the "Pink Sheets."

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

       The number of shares of common stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the common stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by us.

       Upon a sale or exchange of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, a merger, reorganization or consolidation in which we are the surviving corporation and our shareholders exchange their stock for securities or property, a liquidation of Akorn, or similar transaction as determined by the Committee (a "Capital Transaction"), the 2003 Stock Option Plan and each option issued under the 2003 Stock Option Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction. If the outstanding options are not assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. We shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of such option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of the 2003 Stock Option Plan and options granted pursuant to the 2003 Stock Option Plan, in the event there is a sale of 51% or more of our stock in any two year period or a transaction similar to a Capital Transaction.

PLAN ADMINISTRATION

       The Committee administers the 2003 Stock Option Plan. Subject to the terms of the 2003 Stock Option Plan, the Committee determines recipients, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards including the period of their exercisability and vesting.

FEDERAL INCOME TAX CONSEQUENCES

TO THE OPTIONEES.

       Non-Qualified Options. An optionee will not recognize any income for federal income tax purposes on the grant of a Non-Qualified Option. Upon the exercise of a Non-Qualified Option, an optionee generally will recognize compensation taxable as ordinary income, equal to the difference between the fair market value of our common stock on the date of exercise and the exercise price. This compensation is subject to withholding taxes. An optionee will recognize capital gain or loss on the sale or exchange of stock acquired pursuant to an exercise of a non-qualified stock option. Such gain or loss will be equal to the difference between the optionee's adjusted basis in the stock, which will include the exercise price and any ordinary income recognized on exercise of the option, and the fair market value of the stock on the date of sale or exchange. The gain may be subject to preferential tax treatment if the stock has been held for more than one year.

       Incentive Options. An optionee will not recognize any income for federal income tax purposes on the grant of a Incentive Option. Upon the exercise of an Incentive Option, tax is deferred until the underlying stock is sold. There is require tax withholding in connection with the exercise of an Incentive Option. When sold, the Incentive Option is taxed at the capital gains rate on the full amount of appreciation for the sales proceeds over the option cost, providing the employee has satisfied the holding period prescribed for Incentive
Options -- the longer of two (2) years from the date of grant or one (1) year from the date of exercise. If the Incentive Option stock is sold within the holding period, non-qualified tax treatment is applied. Incentive Option exercises may also be subject to Alternative Minimum Taxes ("AMT") since the "spread" at exercise is considered a tax preference for AMT purposes.

TO AKORN.

       We generally will be entitled to a business expense deduction at the time and in the amount that the optionee recognizes ordinary income in connection with the exercise of an option.

CURRENT STOCK OPTION GRANTS UNDER 2003 STOCK OPTION PLAN

                               NEW PLAN BENEFITS
                       Akorn, Inc. 2003 Stock Option Plan

Name and Position                                      Dollar Value($)   Number of Units
-----------------                                      ---------------   ---------------
Arthur S. Przybyl, President and CEO.................     1,500,000          750,000
Total: Executive Group...............................     1,500,000          750,000
Non-Executive, Director Group........................       141,200           85,000
Non-Executive, Officer, Employee Group...............       750,465          389,500

EMPLOYEE STOCK PURCHASE PLAN

       The Akorn, Inc. Employee Stock Purchase Plan ("Employee Stock Purchase Plan") permits eligible employees to acquire shares of our common stock through payroll deductions not exceeding 15% of base wages, at a 15% discount from market price. A maximum of 1,000,000 shares of our common stock may be acquired under the terms of the Employee Stock Purchase Plan. New shares issued under the Employee Stock Purchase Plan approximated 127,000 in 2003, 99,000 in 2002, and 44,000 in 2001. Shares issued under the Employee Stock Purchase Plan cannot be sold until one year after the purchase date.

       THE BOARD BELIEVES THAT THE ADOPTION OF THE AKORN, INC. 2003 STOCK OPTION PLAN IS IN THE BEST INTEREST OF AKORN AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL 3.

               PROPOSAL 4. RATIFICATION OF SELECTION OF AUDITORS

       The Board is seeking shareholder ratification of its selection of BDO Seidman, LLP ("BDO") to serve as our independent auditors for the fiscal year ending December 31, 2004.

       On April 24, 2003, our previous independent accountant, Deloitte & Touche LLP ("Deloitte") notified us that it would decline to stand for re-election as our independent accountant after completion of its audit of our consolidated financial statements as of and for the year ended December 31, 2002. Deloitte completed its audit and delivered its auditors' report, dated May 9, 2003, on May 20, 2003. Deloitte then advised us that the client-auditor relationship between Deloitte and us had ceased.

       Deloitte's reports on our consolidated financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte's report on our 2001 financial statements included an explanatory paragraph relating to the restatement of such financial statements discussed in Note S thereto, and its reports on our 2001 and 2002 consolidated financial statements included an explanatory paragraph relating to the uncertainty with respect to our ability to continue as a going concern.

       During the two fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through the date of this report, there were no disagreements between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on our financial statements.

       Except as set forth in the next paragraph, during the two most recent fiscal years and the subsequent interim period through the date of this report, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

       Deloitte informed us that, in connection with its audit of our consolidated financial statements for the year ended December 31, 2002, it noted certain matters involving our internal control that Deloitte considers to be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. Deloitte concluded that the following matters constitute material weaknesses: (i) failure to analyze accounts receivable in a sufficient level of customer detail to enable management to adequately calculate an allowance for doubtful accounts; (ii) misstatements in fixed assets, including unrecorded disposals, balances for abandoned construction projects that had not been written off, the use of incorrect useful lives, failure to prepare and review fixed asset roll forward schedules and reconciliations on a timely basis and failure to take a physical inventory of fixed assets in several years; and (iii) when taken together, incomplete internal control documentation, inadequate communication of transactions and contract terms affecting financial results, untimely preparation and inadequate management review of analyses, inadequate documentation and analysis to support the assumptions used to calculate various account balances, and inadequate controls over manual journal entries. Deloitte further advised us that it believes that these material weaknesses constitute a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Our Audit Committee discussed these matters with Deloitte.

       We have reviewed the matters identified by Deloitte and have concluded that the misstatements identified by Deloitte are the result of errors and not fraud. Although we do not necessarily agree with Deloitte's judgment that there are material weaknesses in our internal controls, we decided to promptly conduct a full review of our internal controls and put in place procedures designed to address all relevant internal control issues, including those identified by Deloitte. We also began the process of selecting a new independent accountant.

       On October 22, 2003, upon recommendation of the Audit Committee and approval by our Board, we engaged BDO as our principal accountants to audit our financial statements for our fiscal year ended December 31, 2003, and to review our financial statements for the fiscal quarters ended March 31, June 30 and September 30, 2003.

       During the fiscal years ended December 31, 2002 and 2001 and any subsequent interim period preceding the engagement of BDO, neither us nor anyone on our behalf had consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

       We expect representatives of BDO to attend the annual meeting and will be available to respond to appropriate questions from shareholders regarding our audit for the year ended December 31, 2003.

       We do not expect representatives of Deloitte to attend the annual meeting.

AUDIT FEES

       Aggregate fees, including out-of-pocket expenses, for professional services rendered by BDO in connection with (i) the audit of our consolidated financial statements as of and for the year ended December 31, 2003 and (ii) the reviews of the our unaudited condensed consolidated interim financial statements as of September 30, 2003, June 30, 2003, and March 31, 2003 were $233,500.

       Aggregate fees for these services as provided by Deloitte for the year ended December 31, 2002 were $326,000.

AUDIT-RELATED FEES

       Aggregate fees, including out-of-pocket expenses, for professional services rendered by BDO for audit-related services for the year ended December 31, 2003 were $10,200. Audit-related services included an audit of our employee benefit plan.

       Aggregate fees for these services as provided by Deloitte for the year ended December 31, 2002 were $75,000.

TAX FEES

       Aggregate fees, including out-of-pocket expenses, for professional services rendered by Deloitte in connection with tax compliance and advice and preparation of employee expatriate tax returns for the year ended December 31, 2003 were $32,200.

       Aggregate fees for these services as provided by Deloitte for the year ended December 31, 2002 were $82,000.

ALL OTHER FEES

       There were no additional fees to those described above during the years ended December 31, 2003. In December 31, 2002, fees for miscellaneous professional services as provided by Deloitte amounted to $50,000. These services included (i) review of our accounting software for potential validation issues, (ii) identification of application security requirements and (iii) consultation on implementation of sales and use software.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

       The Audit Committee has considered whether the provision of services covered in the preceding paragraphs is compatible with maintaining BDO's independence.

       At their regularly scheduled and special meetings the Audit Committee of the Board considers and pre-approves any audit and non-audit services to be performed for us by our independent accountants.

       For 2003, those pre-approved audit, audit-related, tax and all other services represented 72%, 3%, 25% and 0% respectively of all services that year.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS AUDITORS OF AKORN FOR FISCAL YEAR 2004.

                  II. CORPORATE GOVERNANCE AND RELATED MATTERS

INDEPENDENCE OF THE BOARD OF DIRECTORS

       Although Akorn's common stock is traded on the Pink Sheets, Akorn attempts to comply with the listing standards of The NASDAQ Stock Market ("NASDAQ") where feasible. Akorn's Board has determined that a majority of the members of Akorn's Board qualify as "independent," as affirmatively determined by the Board using the NASDAQ listing standards. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Akorn, its senior management and its independent auditors, the Board affirmatively has determined further that all of Akorn's directors are independent directors within the meaning of Marketplace Rule 4200 listing standards, except for Mr. Przybyl, our President and Chief Executive Officer and Dr. Kapoor, our former Chief Executive Officer.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

       Akorn's independent directors will meet regularly in executive sessions where only independent directors are present. Persons interested in communicating with the independent directors may address correspondence to a particular director, or to the independent directors generally, in care of Corporate Secretary, Akorn, Inc. 2500 Millbrook Drive, Buffalo Grove, Illinois 60089.

COMMITTEES OF THE BOARD

       The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, with the members of each committee indicated below.

       - The Audit Committee is comprised of Mr. Ellis (Chairman), Mr. Johnson and Mr. Treppel.

       - The Compensation Committee, is comprised of Mr. Waney (Chairman), Mr. Ellis, and Mr. Treppel.

       - The Nominating and Corporate Governance Committee is comprised of Mr. Treppel (Chairman), Mr. Ellis, Mr. Johnson and Mr. Waney.

       The composition of Board committees is reviewed and determined each year at the initial meeting of the Board after the annual meeting of shareholders. During the year ended December 31, 2003, our Board held thirty-one (31) meetings. All of the directors attended at least 75% of the aggregate number of meetings of the Board and of the Board committees on which they serve.

AUDIT COMMITTEE

       The Audit Committee of the Board of Directors oversees Akorn's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Akorn's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Akorn regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in Akorn's Annual Report on Form 10-K and quarterly reports on Form 10-Q; and discusses with management and the independent auditors the results of the annual audit and the results of the reviews of Akorn's quarterly financial statements. The Audit Committee met ten (10) times during the 2003 fiscal year. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix C to these proxy materials.

       As noted, although Akorn's common stock is not listed on the NASDAQ, it attempts to comply with the listing standards of NASDAQ where feasible. The Board has reviewed the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of Akorn's Audit Committee are independent under Marketplace Rule 4200. The Board has determined that Mr. Ellis qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Ellis' level of knowledge and experience based on a number of factors, including his formal education, his experience as a Partner with Arthur Andersen LLP, and his experience as a director of First Horizon Pharmaceutical Corporation (a distributor of pharmaceuticals). The Board of Directors has determined that such simultaneous service does not impair Mr. Ellis' ability to effectively serve on Akorn's Audit Committee.

COMPENSATION COMMITTEE

       The Compensation Committee, which met one (1) time during 2003, reviews and approves the overall compensation strategy and policies for Akorn. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of Akorn's executive officers and other senior management; reviews and approves the compensation and other terms of employment of Akorn's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; and administers Akorn's stock option and stock purchase plans. Each member of the Compensation Committee has been determined by the Board to be an independent member under Nasdaq Marketplace Rule 4200.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

       In November 2002, we established a special committee of the Board (the "Corporate Governance Committee") consisting of Mr. Ellis, as Chairman, and then Director Dan Bruhl. The Corporate Governance Committee was established to oversee our restructuring actions, including but not limited to our recapitalization. The Corporate Governance Committee met 43 times in 2003. As a result of the recapitalization resulting from the closing of the Exchange Transaction (see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.), it was determined that it was no longer necessary for the Board to have a committee devoted to overseeing our restructuring.

       In November 2003, the Nominating and Corporate Governance Committee was established in place of the Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and processes regarding corporate governance matters, assessing Board membership needs and making recommendations regarding potential director candidates to the Board. A current copy of the Nominating and Corporate Governance Committee Charter, which has been adopted and approved by the Board, is available on our website at http://www.akorn.com. Each member of the Nominating and Corporate Governance Committee has been determined by the Board to be an independent member under Nasdaq Marketplace Rule 4200. The Nominating and Corporate Governance Committee did not meet during 2003.

       The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Board also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Akorn, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Akorn's shareholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Akorn and the long-term interests of shareholders. In conducting this assessment, the Board considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of the Board and Akorn, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board and the Nominating and Corporate Governance Committee review such directors' overall service to Akorn during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable SEC rules and regulations, with a view towards Nasdaq rules as well.

       In order to find a Board candidate, the Board uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Board meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Board has not rejected a timely director nominee from a shareholder or shareholders.

       Although there is no formal procedure for shareholders to recommend nominees for the Board, the Nominating and Corporate Governance Committee will consider such recommendations if received one hundred twenty (120) days in advance of the annual meeting. Such recommendations should be addressed to the Nominating and Corporate Governance Committee at our address and provide all information relating to such person that the shareholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

       The Board members should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, and pharmaceutical industry, financial, technological, business and international experience. Directors selected should be able to commit the requisite time for preparation and attendance at regularly scheduled Board and any committee meetings, as well as be able to participate in other matters necessary for good corporate governance.

COMMUNICATIONS WITH THE BOARD

       Historically, Akorn has not adopted a formal process for shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been excellent. During the upcoming year, the Nominating and Corporate Governance Committee will give full consideration to the adoption of a formal process for shareholder communications with the Board and, if adopted, publish it promptly and post it to the Akorn website.

DIRECTOR COMPENSATION

       Each director who is not one of our salaried officers receives a fee for his services as a director of $2,500 per regular meeting of the Board, $500 per telephone meeting and $500 per committee meeting, plus reimbursement of his expenses related to those services.

       The Akorn, Inc. 1991 Stock Option Plan for Directors (the "1991 Directors' Plan") expired in December 2001 and no awards were made to directors during 2002. If approved by the shareholders, all of our directors will participate in the Akorn, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"). Under the 2003 Stock Option Plan, independent directors will be granted an option to acquire 10,000 shares of our common stock on January 1 of each calendar year in which such director serves. Any director appointed between annual meetings is entitled to receive a pro rata portion of an option to acquire 10,000 shares. Options granted under the 2003 Stock Option Plan vest immediately and expire five years from the date of grant. Upon joining the Board in 2001, Mr. Ellis was granted an option for 20,000 shares at fair market value at the time of the grant. For additional information regarding the 2003 Stock Option Plan, see "PROPOSAL 2: ADOPTION OF THE AKORN, INC. 2003 STOCK OPTION PLAN" above.

                         REPORT OF THE AUDIT COMMITTEE

       The Audit Committee reviews Akorn's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

       In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Akorn's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

       The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from Akorn and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

       The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Akorn is compatible with the auditors' independence.

       In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Akorn's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

           SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
            JERRY TREPPEL     RON JOHNSON     JERRY N. ELLIS, CHAIR

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Mr. John N. Kapoor, Ph.D., our current Chairman of the Board and Chief Executive Officer from March 2001 to December 2002, and a principal shareholder, is affiliated with E.J. Financial Enterprises, Inc., a health care consulting investment company ("E.J. Financial"). E.J. Financial is involved in the management of health care companies in various fields, and Dr. Kapoor is involved in various capacities with the management and operation of these companies. The John N. Kapoor Trust dtd 9/20/89 (the "Kapoor Trust"), the beneficiary and sole trustee of which is Dr. Kapoor, is a principal shareholder of each of these companies. As a result, Dr. Kapoor does not devote his full time to our business. Although such companies do not currently compete directly with us, certain companies with which E.J. Financial is involved are in the pharmaceutical business. Discoveries made by one or more of these companies could render our products less competitive or obsolete. In addition, one of these companies, NeoPharm, Inc. of which Dr. Kapoor is Chairman and a major shareholder, recently entered into a loan agreement with us. We also owe E.J. Financial $18,000 in consulting fees for each of 2002 and 2001, as well as expense reimbursements of $1,987.30 and $182,369.84 for 2002 and 2001, respectively. Further, The John N. Kapoor Trust has loaned us $5,000,000 resulting in Dr. Kapoor becoming one of our major creditors as well as a major shareholder.

       On March 21, 2001, in consideration of Dr. Kapoor assuming the positions of Akorn President and interim CEO, the Compensation Committee of the Board agreed to issue Dr. Kapoor 500,000 options under the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program in lieu of cash compensation.

       On July 12, 2001, we entered into a $5,000,000 subordinated debt transaction with the Kapoor Trust, the sole trustee and sole beneficiary of which is Dr. John N. Kapoor, our Chairman of the Board. The transaction is evidenced by a Convertible Bridge Loan and Warrant Agreement (the "Trust Agreement") in which the Kapoor Trust agreed to provide two separate tranches of funding in the amounts of $3,000,000 ("Tranche A" which was received on July 13, 2001) and $2,000,000 ("Tranche B" which was received on August 16, 2001). As part of the consideration provided to the Kapoor Trust for the subordinated debt, we issued the Trust two warrants which allow the Kapoor Trust to purchase 1,000,000 shares of common stock at a price of $2.85 per share and another 667,000 shares of common stock at a price of $2.25 per share. The exercise price for each warrant represented a 25% premium over the share price at the time of the Kapoor Trust's commitment to provide the subordinated debt. All unexercised warrants will expire on December 20, 2006.

       Under the terms of the Trust Agreement, the subordinated debt bears interest at prime plus 3%, which is the same rate we pay on its senior debt. Interest cannot be paid to the Kapoor Trust until the repayment of the senior debt pursuant to the terms of a subordination agreement, which was entered into between the Kapoor Trust and our senior lenders. Should the subordination agreement be terminated, interest may be paid sooner. The convertible feature of the Trust Agreement, as amended, allows for conversion of the subordinated debt plus interest into our common stock at a price of $2.28 per share of common stock for Tranche A and $1.80 per share of common stock for Tranche B.

       In December 2001, we entered into a $3,250,000 five-year loan with NeoPharm, Inc. ("NeoPharm") to fund our efforts to complete our lyophilization facility located in Decatur, Illinois. Under the terms of the promissory note, dated December 20, 2001, evidencing the loan (the "Promissory Note") interest will accrue at the initial rate of 3.6% and will be reset quarterly based upon NeoPharm's average return on its cash and readily tradable long and short-term securities during the previous calendar quarter. The principal and accrued interest is due and payable on or before maturity on December 20, 2006. The note provides that we will use the proceeds of the loan solely to validate and complete the lyophilization facility located in Decatur, Illinois. In consideration for the loan, under a separate manufacturing agreement between us and NeoPharm, we, upon completion of the lyophilization facility, agree to provide NeoPharm with access to at least 15% of the capacity of our lyophilization facility each year. The Promissory Note is subordinated to our senior debt owed to Northern Trust but is senior to our subordinated debt owed to the Kapoor Trust. Dr. John N. Kapoor, our chairman, is also chairman of NeoPharm and holds a substantial stock position in that company as well as in us.

       Commensurate with the completion of the Promissory Note between us and NeoPharm, we entered into an agreement with the Kapoor Trust, which amended the Trust Agreement. The amendment extended the Trust Agreement to terminate concurrently with the Promissory Note on December 20, 2006. The amendment also made it possible for the Kapoor Trust to convert the interest accrued on the $3,000,000 tranche into our common stock. Previously, the Kapoor Trust could only convert the interest accrued on the $2,000,000 tranche. The change related to the convertibility of the interest accrued on the $3,000,000 tranche requires that shareholder approval be received by August 31, 2002, which date has been extended to September 30, 2004.

       As part of the Exchange Transaction, we issued the 2003 Subordinated Notes (defined below) to the Kapoor Trust, Arjun Waney and Argent Fund Management, Ltd. ("Argent"). Mr. Waney is one of our new directors and serves as Chairman and Managing Director and is a 51% owner of Argent. Both Mr. Waney and Argent are shareholders of Akorn. The 2003 Subordinated Notes mature on April 7, 2006 and bear interest at prime plus 1.75%, but interest payments are currently prohibited under the terms of certain subordination arrangements. Consequently, Mr. Waney is also a creditor of ours.

       In 2003, we paid approximately $115,000 for consulting fees to Quintiles, Inc., a firm at which Ron Johnson, one of our directors, is employed.

       We have an equity ownership interest in Novadaq Technologies, Inc. ("Novadaq") of 4,132,000 common shares, representing approximately 16.9% of the outstanding stock of Novadaq. Previously, we had entered into a marketing agreement with Novadaq, which was terminated in early 2002. We received, as part of the termination settlement, the aforementioned shares and entered into an agreement with Novadaq to be the exclusive future supplier of Indocyanine Green for use in Novadaq's diagnostic procedures. We also have the right to appoint one individual to the Board of Directors of Novadaq. Arthur S. Przybyl, our Chief Executive Officer, currently serves in this capacity.

EXCHANGE TRANSACTION

       On October 7, 2003, a group of investors (the "Investors") purchased all of our then outstanding senior bank debt from the Northern Trust Company ("Northern Trust"), a balance of $37,731,000, at a discount and exchanged such debt with Akorn (the "Exchange Transaction") for (i) 257,172 shares of Series A 6.0%

Participating Convertible Preferred Stock of Akorn ("Preferred Stock"), (ii) subordinated promissory notes in the aggregate principal amount of approximately $2,767,000 (the "2003 Subordinated Notes"), (iii) warrants to purchase an aggregate of 8,572,400 shares of Akorn's common stock with an exercise price of $1.00 per share, and (iv) $5,473,862 in cash from the proceeds of the term loan under the New Credit Facility described in a following paragraph. The 2003 Subordinate Notes and cash were issued by Akorn to (a) the Kapoor Trust (b)Mr. Waney, and (c) Argent. Akorn also issued to the holders of the 2003 Subordinated Notes warrants to purchase an aggregate of 276,714 shares of common stock with an exercise price of $1.10 per share. A portion of the legal fees of the Investors was paid for by Akorn.

       Simultaneously with the consummation of the Exchange Transaction, we entered into a credit agreement with LaSalle Bank providing us with a $7,000,000 term loan and a revolving line of credit of up to $5,000,000 to provide for working capital needs (collectively, the "New Credit Facility") secured by substantially all of the assets of Akorn. Our obligations under the New Credit Facility have been guaranteed by the Kapoor Trust and Mr. Waney. In exchange for this guaranty, we issued additional warrants to purchase 880,000 and 80,000 shares of common stock to the Kapoor Trust and Mr. Waney, respectively, and have agreed to issue to each of them, on each anniversary of the date of the consummation of the Exchange Transaction, warrants to purchase an additional number of shares of common stock equal to 0.08 multiplied by the principal dollar amount of the our indebtedness then guaranteed by them under the New Credit Facility. The warrants issued in exchange for these guarantees have an exercise price of $1.10 per share. Collectively all of the warrants issued, and to be issued, in connection with the Exchange Transaction and the corresponding guarantees of the New Credit Facility shall hereafter be referred to as the "Warrants."

       The Preferred Stock accrues dividends at a rate of 6.0% per annum, which rate is fully cumulative, accrues daily and compounds quarterly, provided that in the event shareholder approval authorizing sufficient shares of common stock to be authorized and reserved for conversion of all of the Preferred Stock and Warrants issued in connection with the Exchange Transaction ("Shareholder Approval") has not been received by October 7, 2004, such rate is to increase to 10.0% until Shareholder Approval has been received and sufficient shares of common stock are authorized and reserved. Subject to certain limitations, on October 31, 2011, we are required to redeem all shares of Preferred Stock for an amount equal to $100 per share, as may be adjusted from time to time (the "Stated Value") as set forth in our Articles of Amendment to the Articles of Incorporation (the "Articles of Amendment"), plus all accrued but unpaid dividends on such shares. Shares of Preferred Stock have liquidation rights in preference over junior securities, including the common stock, and have certain antidilution protections. The Preferred Stock is convertible at any time into a number of shares of common stock equal to the quotient obtained by dividing (x) the Stated Value plus any accrued but unpaid dividends by (y) $0.75, as such numbers may be adjusted from time to time pursuant to the terms of the Articles of Amendment. Provided that if Shareholder Approval has been received and sufficient shares of common stock are authorized and reserved for conversion, all shares of Preferred Stock shall convert to shares of common stock on the earlier to occur of (i) October 8, 2006 and (ii) the date on which the closing price per share of common stock for at least 20 consecutive trading days immediately preceding such date exceeds $4.00 per share.

       We do not currently have sufficient shares of common stock authorized for issuance upon the conversion of the Preferred Stock and the Warrants. An amendment to the Articles of Incorporation is necessary to authorize sufficient shares of common stock for such conversion.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       During 2002 Arthur S. Przybyl and Bernard J. Pothast, both officers of Akorn, failed to file timely with the SEC one Form 4 to report changes in beneficial ownership, and during 2003, Jerry I. Treppel, a director of Akorn, failed to timely file with the SEC one Form 3 to report initial beneficial ownership, each as required by Section 16(a) of the Securities Exchange Act of 1934, as amended. All such transactions have been reported on amended statements or annual statements on Form 5.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Arjun C. Waney, Jerry I. Treppel and Jerry N. Ellis who currently comprise the Compensation Committee, are each independent, non-employee directors of Akorn. No executive officer of Akorn served as a director or member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the our Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on our Compensation Committee, or (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of our Board, during the year ended December 31, 2003.

       As part of the Exchange Transaction, we issued the 2003 Subordinated Notes to the Kapoor Trust, Arjun Waney and Argent Fund Management, Ltd. ("Argent"). Mr. Waney is one of our new directors and both Mr. Waney and Argent are shareholders of Akorn. The 2003 Subordinated Notes mature on April 7, 2006 and bear interest at prime plus 1.75%, but interest payments are currently prohibited under the terms of certain subordination arrangements. Consequently, Mr. Waney is also a creditor of ours.

                       III. SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       As of March 15, 2004, the following persons were directors, nominees, Named Executive Officers (as defined in "Executive Compensation" above), or others with beneficial ownership of five percent or more of our common stock. The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished to us or to the SEC by the persons listed. Unless otherwise noted the address of each of the following persons is 2500 Millbrook Drive, Buffalo Grove, Illinois 60089.

                                                                    Shares
                                                                 Beneficially            Percent
Beneficial Owner                                                    Owned                of Class
----------------                                              ------------------         --------
DIRECTORS AND NOMINEES
John N. Kapoor, Ph.D. ......................................      27,995,299(1)           64.14%
Arjun C. Waney..............................................       5,842,167(2)(8)        24.43%
Jerry I. Treppel............................................         833,334(3)(8)         4.00%
Jerry N. Ellis..............................................          22,000(4)(8)         0.11%
Ronald M. Johnson...........................................              --(8)            0.00%
NAMED EXECUTIVE OFFICERS
Arthur S. Przybyl...........................................         369,947(5)            1.82%
Bernard J. Pothast..........................................         106,250(6)            0.53%
Directors and officers as a group (7 persons)...............      35,168,997              71.93%
OTHER BENEFICIAL OWNERS
Pequot Capital Management Inc. .............................      13,733,334(7)           41.22%

------------------------

(1) Of such 27,995,299 shares, (i) 851,800 are owned directly by the John N. Kapoor Trust dtd 9/20/89 (the "Kapoor Trust") of which Dr. Kapoor is the sole trustee and beneficiary, (ii) 3,395,000 are owned by E.J. financial/Akorn Management, L.P. of which Dr. Kapoor is managing general partner, (iii) 25,000 are owned directly by Dr. Kapoor, (iv) 63,600 are owned by a trust, the trustee of which is Dr. Kapoor's wife and the beneficiaries of which are their children, (v) 385,000 are issuable pursuant to exercisable options granted by us directly to Dr. Kapoor, out of 510,000 options owned by Dr. Kapoor, (vi) 6,337,047 are issuable upon exercise of warrants issued to the Kapoor Trust, (vii) 2,426,900 are issuable upon the conversion of a convertible note held by the Kapoor Trust, (vii) 197,619 are issuable upon the conversion of interest related to the convertible note held by the Kapoor Trust, and (viii) 107,350 shares of Series A 6% Participating Convertible Preferred Stock convertible into 14,313,333 shares.

(2) Of such 5,842,167 shares represented as beneficial to Mr. Waney, (i) 908,833 shares are held by Argent Fund Management, Ltd. ("Argent"), including 458,500 shares, 2,672 shares of Series A 6% Participating Convertible Preferred Stock currently convertible into 356,266 shares at $0.75 per share, 89,067 warrants currently exercisable to purchase shares at an exercise price of $1.00 per share and 5,000 warrants currently exercisable to purchase shares at an exercise price of $1.10 per share. (Mr. Waney serves as Chairman and Managing Director and owns 52% of Argent), (ii) 628,400 shares are held by First Winchester Investments Ltd., which operates as an equity fund for investors unrelated to Mr. Waney and whose investments are directed by Argent, (iii) 506,000 shares are held by Mr. Waney through Individual Retirement Accounts maintained in the United States, (iv) 3,798,933 shares are held jointly by Mr. Waney and Mrs. Waney, including 325,600 shares, 20,000 shares of Series A 6% Participating Convertible Preferred Stock currently convertible into 2,666,666 Shares at $0.75 per share, 666,667 warrants currently exercisable to purchase shares at an exercise price of $1.00 per share and 140,000 warrants currently exercisable to purchase shares at an exercise price of $1.10 per share. Under the Rules of the SEC, Mr. Waney may be deemed to be the beneficial owner of the shares held by First Winchester Investments Ltd.

(3) Of Mr. Treppel's 833,334 shares, (i) 333,333 represent 2,500 shares of Series A 6% Participating Convertible Preferred Stock currently convertible at $0.75 per share and (ii) 83,334 are warrants currently exercisable to purchase shares at an exercise price of $1.00 per share. There are an additional (i) 333,333 shares which represent 2,500 shares of Series A 6% Participating Convertible Preferred Stock currently convertible at $0.75 per share and (ii) 83,334 warrants currently exercisable to purchase shares at an exercise price of $1.00 per share which are held indirectly through Wheaton Capital Management LLC.

(4) Of Mr. Ellis's shares, 2,000 represent direct ownership of shares. Mr. Ellis has been granted options to purchase 20,000 shares.

(5) Of Mr. Przybyl's 369,947 shares, (i) 187,500 relate to granted options of 375,000, of which 187,500 are vested or exercisable, (ii) 7,447 shares,
    (iii) 140,000 shares underlying 1,050 shares of the Issuer's Series A 6% Participating Convertible Preferred Stock, and (iv) 35,000 shares underlying warrants, at a purchase price of $1.00 per share.

(6) Mr. Pothast's shares include options to purchase 106,250 shares. These stock options represent presently exercisable options from three separate grants totaling 200,000 shares, each of which vest in four equal increments, one quarter on the grant date and one quarter for each of the next three successive anniversary dates.

(7) Of such shares, Pequot Capital Management beneficially own 13,733,334 shares as follows: (i) 400,000 shares; (ii) 10,666,667 shares underlying 80,000 shares of the Issuer's Series A 6% Participating Convertible Preferred Stock; and (iii) 2,666,667 shares underlying warrants, at a purchase price of $1.00 per share.

(8) Options to purchase stock of 750,000, 35,000, 30,000, 10,000 and 10,000 shares granted to Mr. Przybyl, Mr. Ellis, Mr. Johnson, Mr. Treppel and Mr. Waney, respectively are not included in the calculation of beneficial ownership. Such grants were made under the proposed 2003 Stock Option Plan and are subject to the approval of our shareholders.

                IV. EXECUTIVE COMPENSATION AND OTHER INFORMATION
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       General. The Compensation Committee of the Board, consisting of directors Arjun C. Waney, Jerry I. Treppel, Ronald M. Johnson and Jerry N. Ellis, none of whom are one of our employees, reviews, analyzes and makes recommendations to the full board related to compensation for our executive officers, evaluates the performance of the Chief Executive Officer and administers the grant of stock options under our Incentive Compensation Program.

       Compensation Objectives. The Compensation Committee believes that compensation for the executive officers should be determined in a manner which emphasizes increasing value for shareholders. Based upon this objective, the Compensation Committee's Incentive Compensation Program is designed to pay base salaries to executives at levels that enable us to attract, motivate and retain capable executives. In addition, the Compensation Committee may recommend annual cash bonuses as well as stock option grants as a component of compensation and/or as a reward for performance based upon: (i) individual performance, (ii) our operating and financial results and departmental goals, and (iii) other performance measures. Stock option grants, which are made at the fair market value of the common stock on the grant date, are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as shareholders benefit from stock price appreciation. Consistent with this overall philosophy, the Compensation Committee's specific objectives are to:

       - align the financial interests of executive officers with those of shareholders by providing equity-based incentives.

       - allow for the awarding of variable cash bonus compensation payments that take into account the overall Company performance, individual contributions and other factors that increase shareholder value.

       - emphasize performance-based and equity-based compensation for executive officers which rewards performance that exceeds targeted goals, but, in particular, focuses more on overall Company performance, and individual contribution to the achievement of established departmental and company goals, and less on comparable market place compensation comparisons in determining the amount of equity-based compensation and annual cash bonuses.

       Components of Compensation. There are three major elements of executive officer compensation: (i) base salary, (ii) annual cash bonus awards, and (iii) equity-based incentive awards in the form of stock option grants. Executive officers also receive other standard benefits, including medical, disability and life insurance and, in certain instances, a car allowance.

       The Compensation Committee uses its subjective judgment in determining executive officer compensation levels and takes into account both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are the recommendations of our CEO, with respect to the compensation of other key executive officers.

       While the Compensation Committee considers compensation practices and financial performance of companies in our industry and other comparable companies, the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of companies in our industry and other comparable companies' results. Specific compensation for individual officers will vary from these levels as a result of subjective factors considered by the Compensation Committee unrelated to compensation practices of comparable companies.

       Base Salary. Each Company executive receives a base salary. We target base pay at the level believed necessary to attract and retain capable executives. In determining salaries, the Compensation Committee also takes into account, among other factors, individual experience and performance and specific needs particular to us. In some cases, the amount of base salary may be determined by the provisions of an employment contract entered into with the individual that may provide for predetermined increases.

       Bonus. In addition to base salary, executive officers are eligible to receive an annual cash bonus. Bonuses are determined based upon the achievement of qualitative and quantitative individual, departmental and, especially, Company performance. Based on our recent performance, the Compensation Committee did not award any bonuses in either the calendar years 2001, 2002 or 2003.

       Stock Options. The Compensation Committee believes that it is important for executives to have an equity stake in us, and, toward this end, makes stock options grants to key executives from time to time. In making option awards, the Compensation Committee reviews our needs in obtaining or retaining a particular individual's services, the awards granted to other executives within us and the individual officers specific role and contribution to us. During fiscal 2002 and 2003 option grants were made to Mr. Przybyl and Mr. Pothast, and in 2004 to Mr. Przybyl, in order to retain their services and align their interests with shareholders. Additionally, in 2001 and 2002 options were awarded to Mr. Pera, President and our COO at that time, based on the terms of his employment agreement with us.

       Chief Executive Officer Compensation. Mr. Przybyl agreed to assume the duties of CEO in January 2003. Mr. Przybyl received a base salary for his service as CEO of $260,000, and, in light of our performance did not receive a bonus in 2003, however in consideration for his assuming the CEO position, options to acquire 50,000 shares of common stock in the belief that this would more closely tie the reward for his efforts to our performance without impacting our cash flow.

       Tax Deduction for Compensation. It is the responsibility of the Committee to address the issues raised by tax laws under which certain non-performance based compensation in excess of $1 million per year paid to executives of public companies is non-deductible to us and to determine whether any actions with respect to this limit need to be taken by us. It is not anticipated that any of our executive officers will receive any compensation in excess of this limit.

       SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
             ARJUN C. WANEY     JERRY I. TREPPEL     JERRY N. ELLIS

                               PERFORMANCE GRAPH

       The graph below compares the cumulative shareholder return on our common stock for the last five years through December 31, 2003 with the NASDAQ US Index and the NASDAQ Pharmaceutical Index. The graph assumes $100 was invested in December 1997 in our common stock and the two indices presented and that all dividends were reinvested. As of June 24, 2002, however, our common stock was delisted by Nasdaq. It was then quoted in the "Pink Sheets" until April 19, 2004. Since then it has been listed on the OTC Bulletin Board.

                              (PERFORMANCE GRAPH)

TOTAL RETURN CHART         12/31/98      12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------------------------------------------------------------------------------------------
NASDAQ US                    100           186           112            89            61            92
NASDAQ PHARM                 100           189           235           200           129           190
AKRN (AKORN)                 100           100           135            82            26            41

EMPLOYMENT AGREEMENTS

       In September 2001, Bernard J. Pothast received and accepted an employment offer letter for the position of our Vice President Finance and Chief Financial Officer. His letter provides for an annual salary of $135,000 (to be increased to $150,000 following our first full quarter of positive operating income), a discretionary bonus of up to 30% of his base salary, a grant of options to purchase 75,000 shares of our common stock, severance for six months of his base salary if he is terminated without cause, and other customary benefits for our employees.

       In January 2003, Arthur S. Przybyl received and accepted an employment offer letter for the position of our Interim Chief Executive Officer. He became our full Chief Executive Officer in February 2003. His letter provides for an annual salary of $260,000, a discretionary bonus of up to 50% of his base salary, a grant of options to purchase 50,000 shares of our common stock, severance for one year at his base salary if he is terminated without cause, and other customary benefits for our employees. We currently have no other employment agreements in place. In connection with his serving as our Chief Executive Officer, we have provided to Mr. Przybyl supplemental indemnity assurances with respect to any claims associated with his execution, filing and submission Chief Executive Officer Certifications of SEC reports for periods preceding his direct supervision of financial and accounting matters.

SUMMARY COMPENSATION TABLE

       The following table summarizes the compensation paid by us for services rendered during the years ended December 31, 2003, 2002 and 2001 to our current chief executive officer and to each person who, during 2002, served as our chief executive officer and to each other of our executive officers whose total annual salary and bonus for 2003 exceeded $100,000 (each a "Named Executive Officer").

                                                                                                  Long-Term
                                                                                                 Compensation
                                                                                                 ------------
                                            Annual Compensation                                   Securities
Name and Principal           --------------------------------------------------   Other Annual    Underlying    All Other(1)
Position                             Time Period             Salary    Bonus(2)   Compensation   Options/SARS   Compensation
------------------                   -----------             ------    --------   ------------   ------------   ------------
John N. Kapoor(3)..........  Year ended December 31, 2003   $     --    $  --       $    --             --        $    --
  Chairman                   Year ended December 31, 2002         --       --            --             --             --
                             Year ended December 31, 2001      2,083       --            --        500,000             --
Arthur S. Przybyl(4).......  Year ended December 31, 2003    259,089       --        10,000         75,000         44,649
  President and              Year ended December 31, 2002     93,482       --         3,308        300,000             --
  Chief Executive Officer    Year ended December 31, 2001         --       --            --             --             --
Bernard J. Pothast(5)......  Year ended December 31, 2003    170,154       --         4,846         25,000             --
  Sr. Vice President         Year ended December 31, 2002    148,263       --            --        100,000             --
  Chief Financial Officer    Year ended December 31, 2001     39,094       --            --         75,000             --
  Secretary and Treasurer

------------------------

(1) Represents contributions to our Savings and Retirement Plan, except as indicated in note (4).

(2) There were no executive officer bonuses awarded for 2003, 2002 or 2001.

(3) Dr. Kapoor currently serves as our Chairman and served as Chief Executive Officer from March 2001 to December 2002. In lieu of a salary for 2001, we issued Dr. Kapoor options to purchase 500,000 shares of our common stock. Dr. Kapoor was not paid a salary or granted options in 2003 or in 2002.

(4) Mr. Przybyl became our Chief Executive Officer on February 17, 2003. Prior to that, Mr. Przybyl was our President and Chief Operating Officer. His "All Other Compensation" for 2003 is exclusively related to reimbursement for relocation expenses totaling $44,649 and "Other Annual Compensation" represents a $10,000 automobile allowance.

(5) Mr. Pothast has been our Senior Vice President since June 2002 and our Chief Financial Officer, Secretary and Treasurer since September 2001. His "Other Annual Compensation" for 2003 represents an automobile allowance.

EXECUTIVE OFFICERS

                                                                                            Year
                                                                                           Became
Name                                            Position                             Age   Officer
----                                            --------                             ---   -------
Arthur S. Przybyl...  President, Chief Executive Officer and Director                47     2002
Bernard J.
  Pothast...........  Sr. Vice President, Chief Financial Officer, Secretary and
                      Treasurer                                                      42     2001

Arthur S. Przybyl. Mr. Przybyl has served as our President and Chief Executive Officer since February 2003 and as one of our directors since his appointment by the Board in November of 2003. Previously, Mr. Przybyl served as our interim Chief Executive Officer from January to February of 2003 and as our President and Chief Operating Officer beginning September 2002. Mr. Przybyl joined Akorn in August 2002 as senior vice president sales and marketing. Prior to joining us, Mr. Przybyl served as president and chief executive officer for Hearing Innovations Inc., an innovative, start-up developer of medical devices for the profoundly deaf and tinnitus markets. Before that, he served as president and chief operating officer for Bioject, Inc., a NASDAQ company specializing in needle-free technology. Mr. Przybyl is also a director of Novadaq Technologies, Inc., a privately held research company.

Bernard J. Pothast. Mr. Pothast has served as our Senior Vice President since June 2002 and as our Vice President, Chief Financial Officer, Secretary and Treasurer since September 2001. From 1998 to 2001, he was Director of Financial Planning and Analysis of Moore North America (a business form printing company). From 1995 to 1998, Mr. Pothast was Director of Business Planning and Corporate Finance of GATX Corporation (a transportation and logistics company). From 1990 to 1995, he was Manager of Financial Reporting and Analysis for The Perseco Company (a packaging and logistics company). Mr. Pothast began his career at the public accounting firm of Ernst & Young, LLP.

OPTION GRANTS IN LAST FISCAL YEAR

       The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers in the fiscal year ended December 31, 2003, including the potential realizable value over the five-year term of the options, based on assumed rates of stock appreciation of 5% and 10% of the market price of the underlying security on the date of grant, compounded annually. These assumed rates of appreciation comply with the rules of the SEC and do not represents Akorn's estimate of future stock price.

       Actual gains, if any, on stock option exercises will be dependent on the future performance of Akorn's common stock.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                               Individual Grants                        Annual Rates of
                             -----------------------------------------------------        Stock Price
                             Number of      Percent of                                  Appreciation for
                             Securities    Total Options    Exercise                      Option Term
                             Underlying     Granted to      or Base                   --------------------
                              Options      Employees in      Price      Expiration      5%           10%
Name                         Granted(#)     Fiscal Year      ($/Sh)        Date         ($)          ($)
----                         ----------    -------------    --------    ----------      ---          ---
Arthur S. Przybyl..........    50,000(1)        10%           0.80       1/20/08      51,051       64,420
                               25,000(1)         5%           0.90       2/18/08      28,716       39,860
Bernard J. Pothast.........    25,000(1)         5%           0.90       2/18/08      28,716       39,860

------------------------

(1) Issued pursuant to the Amended and Restated 1988 Incentive Compensation Program.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

       The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                                                                    Number of              Value of
                                                              Securities Underlying   Unexercised in-the-
                                                               Unexercised Options     Money Options at
                                                                  at FY-End(#)           FY-End($)(1)
                                                    Value     ---------------------   -------------------
                                 Shares Acquired   Realized       Exercisable/           Exercisable/
Name                             on Exercise(#)      ($)          Unexercisable          Unexercisable
----                             ---------------   --------       -------------          -------------
John N. Kapoor.................         --             --        385,000/125,000             --/--
Arthur S. Przybyl..............         --             --        187,500/187,500        193,750/193,750
Bernard J. Pothast.............         --             --        106,250/93,750          56,250/56,251

---------------

(1) Value of Unexercised in-the-Money options calculated using the December 31, 2003 closing price of $2.00.

                           EQUITY COMPENSATION PLANS

EQUITY COMPENSATION PLANS APPROVED BY SHAREHOLDERS

       The shareholders approved the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program ("1988 Plan"), under which our officers and key employees were eligible to receive stock options as designated by our Board, and the Akorn, Inc. 1991 Stock Option (the "1991 Directors' Plan"), under which options were issuable to our directors. The aforementioned 1988 Plan expired on November 2, 2003 and the 1991 Directors Plan expired December 7, 2001.

EQUITY COMPENSATION PLANS NOT APPROVED BY SHAREHOLDERS

       With the expiration of the 1991 Directors' Plan, the Board has approved, subject to obtaining shareholders' approval at the annual meeting, the Akorn, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"). Details of the 2003 Stock Option Plan are included in this Proxy Statement under the heading "PROPOSAL 3: ADOPTION OF THE AKORN, INC. 2003 Stock Option Plan" and are not included in the summary table below.

       Summary Table. The following table sets forth certain information as of December 31, 2003, with respect to compensation plans under which shares of Akorn common stock were issuable as of that date.

                                                                                    Number of securities
                                                                               remaining available for future
                           Number of securities to      Weighted-average            issuance under equity
                           be issued upon exercise      exercise price of            compensation plans
                           of outstanding options,    outstanding options,     (excluding securities reflected
Plan Category                warrants and rights       warrants and rights          in the first column)
-------------              -----------------------   -----------------------   -------------------------------
Equity Compensation plans
  approved by security
  holders:...............         3,258,175                  $2.3233                      2,933,340
Equity Compensation plans
  not approved by
  security holders:......         1,470,000                  $1.1363                             --
                                  ---------                  -------                      ---------
Total....................         4,728,175                       --                      2,953,340
                                  =========                  =======                      =========

                     INCORPORATION OF FINANCIAL INFORMATION

       Our audited consolidated financial statements and notes thereto, selected financial data, management's discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk, for the fiscal year ended December 31, 2003, included in our 2003 annual report on Form 10-K, are hereby incorporated by reference and accompany this Proxy Statement.

                        HOUSEHOLDING OF PROXY MATERIALS

       The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

       This year, brokers with account holders who are Akorn shareholders may be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Akorn, Inc,
Attention: Investor Relations, 2500 Millbrook Drive, Buffalo Grove, Illinois 60089. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

                                 OTHER MATTERS

       Management is unaware of any matter for action by shareholders at the meeting other than those described in the accompanying notice. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the annual meeting, or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

                                       By Order of the Board of Directors

                                       Ben J. Pothast
                                       Secretary

Buffalo Grove, Illinois
[           ], 2004

                                   APPENDIX A

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                                   AKORN INC

       At a meeting held on June   , 2004, the shareholders of Akorn, Inc. (the
"Corporation") a Louisiana corporation having [19,987,137] outstanding shares of common stock entitled to vote, amended Article V(A) of its Restated Articles of
Incorporation to read as set forth below, by vote of [     ] shares for, [     ]
shares against, and [     ] shares abstained ([     ] shares being present at
the meeting for purposes of such vote).

                                   ARTICLE V
                               AUTHORIZED CAPITAL

       A. The Corporation shall have authority to issue an aggregate of 150,000,000 shares of common stock, no par value per share.

       These Articles of Amendment are dated June [  ], 2004.

                                       AKORN, INC.

                                       By:
                                         ---------------------------------------
                                           Arthur S. Przybyl
                                           President and CEO

                                       By:
                                         ---------------------------------------
                                           Ben J. Pothast
                                           Secretary

                                   APPENDIX B

                                  AKORN, INC.
                             2003 STOCK OPTION PLAN

     1. Purpose.

       This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Akorn, Inc., a Louisiana corporation, and certain affiliates as set forth below (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

     2. Administration.

       2.1 Committee. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors"), or a committee of two or more members appointed by the Board of Directors (the "Committee") who are independent directors under Nasdaq Marketplace Rules and an outside director as defined in Treasury Regulation Section 1.162-27(e)(3). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

       2.2 Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

       2.3 Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation ("Parent or Subsidiary"), as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

       2.4 Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

       2.5 Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     3. Eligibility.

       3.1 General. All directors, officers, employees of and consultants to the Corporation, or any Parent or Subsidiary relative to the Corporation's, or any Parent's or Subsidiary's management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary on the date of grant. No person shall be granted an option under this Plan unless such person has executed, if requested by the Committee, the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time. No person shall be granted more than 500,000 options in any one year period.

       3.2 Termination of Eligibility.

          3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three (3) months after the occurrence giving rise to such termination of eligibility (or one (1) year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations Section 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

          3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

       3.3 Death of Optionee and Transfer of Option. In the event an optionee shall die, a vested option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

       3.4 Limitation on Incentive Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

     4. Identification of Stock.

       The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 5,000,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

     5. Terms and Conditions of Options.

       Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

       5.1 Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

       5.2 Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option. In the event that the fair market value of the price of the common stock declines below the price at which the option is granted, the Committee shall have the discretion and authority to cancel, reduce, or otherwise modify the price of any unexercised option, including, but not limited to, a regrant of the option at a new price more commensurate with the fair market value of the stock. The Committee must receive the approval of the Board of Directors before any action is taken in accordance with this provision.

       5.3 Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

       5.4 Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

       5.5 Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

          5.5.1 Full payment in cash or certified bank or cashier's check;

          5.5.2 Subject to Section 5.5.7 hereof, a Promissory Note (as defined below);

          5.5.3 Full payment in shares of Stock having a fair market value on the Exercise Date in the amount equal to the option exercise price;

          5.5.4 Subject to Section 5.5.7 hereof, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date pursuant to an irrevocable assignment by the optionee, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          5.5.5 A combination of the consideration set forth in Sections 5.5.1, through 5.5.4 equal to the option exercise price; or

          5.5.6 Any other method of payment complying with the provisions of
     Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

          5.5.7 Notwithstanding the foregoing, the methods of payment described in Section 5.5.2 and Section 5.5.4 shall not be available to any optionee classified as "a director or executive officer (or equivalent thereof)" within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") at the time of the exercise, unless such optionee provides to the Corporation a written opinion of counsel satisfactory to the Corporation that the proposed medium of payment is not prohibited by Sarbanes-Oxley.

       5.6 Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

          5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

       5.7 Promissory Note. Subject to the requirements of applicable state or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or
(iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and may retain possession of the stock certificates representing such shares in order to perfect its security interest.

       5.8 Rights as a Shareholder. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

       5.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

       5.10 Vesting and Restrictions. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 20% per year over the 5-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to subject to the condition of continued employment and/or continued service on the Board of Directors, as appropriate. The maximum vesting period for options granted to officers or directors will be ten years from the date of grant.

       5.11 Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

     6. Adjustments upon Changes in Capitalization.

       6.1 Subdivision or Consolidation. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

       6.2 Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the

Corporation exchange their stock for securities or property, a liquidation of the Corporation, or similar transaction as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or
(ii) apply the foregoing provisions, including but not limited to termination of this Plan and options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

       6.3 Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

       6.4 Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

       6.5 Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

       6.6 Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

     7. Nonassignability.

       Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option, and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

     8. No Right of Employment.

       Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

     9. Term of Plan.

       This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

     10. Amendment of the Plan.

       The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

     11. Application of Funds.

       The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

     12. Reservation of Shares.

       The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. No Obligation to Exercise Option.

       The granting of an option shall not impose any obligation upon the optionee to exercise such option.

     14. Approval of Board of Directors and Shareholders.

       The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

     15. Withholding Taxes.

       Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

     16. Parachute Payments.

       Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

     17. Securities Laws Compliance.

       Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

     18. Restrictive Legends.

       The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

     19. Notices.

       Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

       As adopted by the Board of Directors on November 6, 2003.

                                   EXHIBIT A

                        AKORN INC 2003 STOCK OPTION PLAN
                          GRANT REPRESENTATION LETTER

Neill E. Shanahan, Vice President,
Human Resources
Akorn, Inc.
2500 Millbrook Drive
Buffalo Grove, IL 60089-4694

       Re: 2003 Stock Option Plan

Dear Mr. Shanahan:

       This letter is delivered to Akorn, Inc., a Louisiana corporation (the
"Corporation"), in connection with the grant to            (the "Optionee") of
an option (the "Option") to purchase            shares of common stock of the
Corporation (the "Stock") pursuant to the Akorn, Inc. 2003 Stock Option Plan
originally dated            , 2003 (the "Plan"). The Optionee understands that
the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

       The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

       In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them.

       1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

       2. The Optionee acknowledges receipt of a prospectus regarding the Plan, if requested, which includes the information required by Section
          (a)(1) of Rule 428 under the Securities Act of 1933.

       3. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

       4. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

       5. The Optionee is a resident of the State of ________.

       6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

                                       Signed

                                       Optionee-------------------------------

                                       Print Name-----------------------------

                                       Date-----------------------------------

                                   EXHIBIT B

                       AKORN INC. 2003 STOCK OPTION PLAN
                          NOTICE OF INTENT TO EXERCISE

Steven Koulogeorge, Controller
Akorn, Inc.
2500 Millbrook Drive
Buffalo Grove, IL 60089-4694

Dear Mr. Koulogeorge,

       Please be advised that I seek to exercise options to purchase shares of Akorn Inc. stock, pursuant to the Options Grant number
           dated            at the price of      per share. This notice is
delivered to Akorn, Inc., a Louisiana corporation, pursuant to the Akorn, Inc. 2003 Stock Option Plan, originally dated November 6, 2003.

       I understand that employees of the Company responsible for authorizing and processing this transaction will do so at their earliest convenience, but that there may be delays following receipt of this letter due to normal business activities and that the Company cannot guarantee immediate authorization and processing. I hereby freely waive any and all claims for damages of any kind that may result from any delay in processing this transaction.

       Furthermore, I represent and agree as follows:

       1. I acknowledge receipt of a copy of the Plan and Agreement and have carefully reviewed the Plan and Agreement.

       2. I am a resident of the State of            .

       3. If I am an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time I desire to sell any Akorn stock, I will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

Signed

Name                                                               Date --------------------
------------------------------------------------------------
Print Name
------------------------------------------------------------
Address                                                            Phone -------------------
------------------------------------------------------------

                                   APPENDIX C

                                  AKORN, INC.
                            AUDIT COMMITTEE CHARTER

     I. Purpose

       The primary function of the Audit Committee (the "Committee") of Akorn, Inc. (the "Company") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to designated regulatory bodies or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management has established; and the Company's auditing, accounting and financial reporting processes.

       Management is responsible for (a) the preparation, presentation and integrity of the Company's financial statements; (b) accounting and financial reporting principles; and (c) the Company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations.

       The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

       Regardless of whether the Committee members are or have been professional accountants or auditors, their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors on the basis of the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.

     II. Duties and Responsibilities

       The Committee:

       - Serves as an independent and objective party to monitor the Company's financial reporting process and internal control system.

       - Reviews and approves all related-party transactions.

       - Reviews and appraises the audit efforts of the Company's independent auditors, including the scope, fees and timing of the audit.

       - Provides an open avenue of communication among the independent auditors, financial and senior management and the Board.

       - Reviews and discusses reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

       - Reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

       - Discusses with management and the independent auditor quarterly earnings press releases, including the interim financial information included therein, reviews the year-end audited financial statements and

         "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the Board that the audited financial statements be included in the Annual Report on Form 10-K.

       - Reviews and discusses with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors.

       - Reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

       - Reviews and discusses with management and the independent auditor: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management; (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

       - Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

       - Is directly responsible for the appointment, replacement, compensation and oversight of the work of the Company's independent auditors (including resolutions of disagreements between management and the independent auditors regarding financial reporting). The independent auditor shall report directly to the Committee.

       - Publishes the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

       - Reviews and approves, in advance, all permissible non-audit services to be performed by the Company's independent auditors, with exceptions provided for de minimus amounts under certain circumstances as described by law.

       - Reviews and discusses the written statement from the independent auditor concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assesses the independence of the auditor.

       - Obtains and reviews annually a report by the independent auditor describing such independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

       - Conducts an annual self-assessment, including a review of its charter, and recommends any changes to the full Board.

       - Has the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties, with the Committee having sole authority to approve related fees and retention terms.

       - Has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities and retain independent counsel, accountants or others to assist it in the conduct of an investigation.

     III. Composition

       The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be directors who are independent of management, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be determined by the Board to meet the independence and financial literacy requirements of the NASDAQ Stock Market, Inc. ("NASDAQ") and applicable federal law, including Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       All members of the Committee shall be "financially literate" under the rules of the NASDAQ, meaning they have the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

       At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

       The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by vote of the Committee. Designation of any Committee members as an "audit committee financial expert" shall be made on an annual basis by the full Board upon recommendation of the Nominating and Corporate Governance Committee.

     IV. Meetings

       The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed.

                               TEXT OF PROXY CARD

PROXY This Proxy is Solicited on Behalf of the Board of Directors of AKORN, INC.

         The undersigned hereby constitutes and appoints Arthur S. Przybyl and Ben J. Pothast or either of them proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of common stock of Akorn, Inc. (the "Company") that the undersigned is entitled to vote held of record by the undersigned on [____], 2004, at the annual meeting of shareholders of Akorn to be held on [JUNE 10, 2004] (the "Annual Meeting"), and at all adjournments thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR EACH OF THE OTHER MATTERS PRESENTED TO THE MEETING AS DESCRIBED IN THE PROXY STATEMENT.

1.       Election of Directors.

         FOR [ ] all nominees listed below (except as marked to the contrary below)
         WITHHOLD AUTHORITY [ ] to vote for all nominees listed below.
         INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                  John N. Kapoor, Ph.D.
                  Arthur S. Przybyl
                  Jerry N. Ellis
                  Ronald M. Johnson
                  Jerry I. Treppel
                  Arjun C. Waney


2. Proposal to approve the amendment of Akorn's Articles of Incorporation to increase the authorized shares of common stock from 40,000,000 to 150,000,000.

                   FOR    [  ]     AGAINST    [  ]      ABSTAIN    [  ]

3.       Proposal to approve the adoption of the Akorn, Inc. 2003 Stock Option
         Plan.

                   FOR    [  ]     AGAINST    [  ]      ABSTAIN    [  ]

4. Proposal to ratify the selection of BDO Seidman, LLP to serve as Akorn's independent auditors for the fiscal year ending December 31, 2004.

                   FOR    [  ]     AGAINST    [  ]      ABSTAIN    [  ]

5. In their discretion to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

                   (Please See Reverse Side)

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Date:
       -------------------------



                                    ------------------------
                                    Signature of Shareholder


                                    ------------------------
                                    Signature if held jointly

                      Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee, or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.